Filed by Remark Media, Inc. pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Banks.com, Inc.
Commission File No. 001-33074

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2012

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On May 15, 2012, Remark Media (the “Company”) issued a press release announcing its first quarter financial results, principal transactions during such quarter, and that a conference call would be held at 9:30 am on May 16, 2012, to discuss the same. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.                      Regulation FD Disclosure.

On May 16, 2012, the Company held a conference call and posted the transcript of the call on its website at www.remarkmedia.com.  A copy of the transcript is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Where You Can Find Additional Information

In connection with the proposed merger between Banks.com, Inc. and Remark Florida, Inc., Remark Media has filed a registration statement/proxy statement with the SEC. REMARK MEDIA URGES INVESTORS TO READ THE REGISTRATION STATEMENT/PROXY STATEMENT  CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT REMARK MEDIA, BANKS.COM AND THE PROPOSED TRANSACTION.  Investors may obtain free copies of the registration statement/proxy statement as well as other filed documents containing information about Remark Media at http://www.sec.gov, the SEC's free internet site.

Remark Media and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Banks.com’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Remark Media is included in its Annual Report on Form 10-K filed with the SEC on March 23, 2012. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the registration statement/proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

Statements that describe the objectives, expectations, plans or goals of Banks.com, Inc., Remark Media, Inc. or Remark Florida, Inc. (including, without limitation, their expectations with respect to the timing of the closing of the merger) are forward-looking statements. Forward looking-statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.  In addition, the acquisition is subject to the satisfaction of certain conditions and the absence of events that could give rise to the termination of the merger agreement for the acquisition.  We caution against placing undue reliance on forward-looking statements, which reflect our current beliefs and are based on information currently available to us as of the date a forward-looking statement is made. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from our forward-looking statements may appear in Banks.com’s or Remark Media’s public filings with the SEC, which are available at www.sec.gov, and which you are advised to consult.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.      Description of Exhibit

99.1       Press Release issued by Remark Media, Inc. dated May 15, 2012

99.2       Transcript of Remark Media, Inc. conference call held on May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:  May 17, 2012                                                              By:  /s/ Bradley T. Zimmer
Name:  Bradley T. Zimmer
Title:    Chief Operating Officer & General Counsel